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Exhibit 23




             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
             -----------------------------------------


The Board of Directors
  AMREP Corporation:


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AMREP Corporation's previously filed Registration Statements on Form S-8 Nos. 33-09852, 33-19430, 33-40281, 33-67114 and 33-67116.


                                      ARTHUR ANDERSEN & CO.

                                      New York, New York
                                      July 26, 1994